UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant     ☒

Filed by a party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQT Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83666-P42985 EQT CORPORATION ATTN: CORPORATE SECRETARY 625 LIBERTY AVENUE, SUITE 1700 PITTSBURGH, PA 15222 EQT CORPORATION 2026 Annual Meeting of Shareholders Vote by April 13, 2026 11:59 p.m., Eastern Time at www.ProxyVote.com You invested in EQT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 14, 2026. Vote Virtually at the Meeting* April 14, 2026 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/EQT2026 *Please check the meeting materials for any special requirements for virtual meeting attendance. You will need to have the control number above to vote online during the virtual meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to March 31, 2026. If you would like to request a paper or email copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a paper or email copy. Unless requested, you will not otherwise receive a paper or email copy. To view the Notice and Proxy Statement and Annual Report on Form 10-K and to vote before the annual shareholder meeting please visit www.ProxyVote.com.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83667-P42985 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the complete proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of 10 Directors Nominees: 1a. Vicky A. Bailey For 1b. Lee M. Canaan For 1c. Frank C. Hu For 1d. Dr. Kathryn J. Jackson For 1e. Thomas F. Karam For 1f. John F. McCartney For 1g. Daniel J. Rice IV For 1h. Toby Z. Rice For 1i. Robert F. Vagt For 1j. Hallie A. Vanderhider For 2. Advisory vote to approve named executive officer compensation For 3. Approval of a proposed amendment to EQT Corporation’s 2020 Long-Term Incentive Plan For 4. Ratification of the appointment of Ernst & Young LLP as EQT Corporation’s independent registered public accounting firm for 2026 For NOTE: In their discretion, the proxies are authorized in their judgment to vote upon such other business as may properly come before the annual meeting or any adjournments, continuations or postponements thereof.